UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported)          January 18, 2006
The Liberty Corporation

(Exact name of Registrant as Specified in Charter)

South Carolina	1-5846	57-0507055

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

135 South Main Street, Greenville, SC	29601

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code          (864) 241-5400
n/a

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 7.01 Regulation FD Disclosure

Item 8.01 Other Events
     The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure”, and Item 8.01 “Other Events”.
     On January 17, 2006 The Liberty Corporation issued a press release announcing that the Federal Communications Commission has approved the proposed merger between Liberty and Raycom Media, Inc. A copy of that press release is attached as Exhibit 99 (herein incorporated by reference).
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
99.	Press release, dated January 17, 2006, issued by The Liberty Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LIBERTY CORPORATION
January 18, 2006
By: /s/ Martha Williams

Name: Martha Williams Title: Vice President and General Counsel